UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Institutional Large-Cap Growth Fund	December 31, 2013

Highlights

  2013 was a remarkable year for U.S. equities. The S&P 500 generated a return of 32%, the highest in over 15 years. Returns were primarily driven by price-to-earnings multiple expansion.

  Investors abandoned asset classes perceived as safe havens, including gold and U.S. Treasuries.

  The fund solidly outpaced its major benchmark during the past six months and year on the back of very strong stock selection, particularly among many of our larger holdings.

  We believe U.S. equities still compare favorably with other investment alternatives. Despite strong multiyear returns, stock valuations are reasonable and many investors are still on the sidelines.

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

Stocks in most developed markets rose strongly, with some broad U.S. indexes reaching all-time highs. The U.S. and Japan were among the best-performing stock markets in the world, while stocks in emerging markets struggled. Large-cap growth shares fully participated in the rally, edging out large-cap value for the year. An expansion in price/earnings multiples drove stocks higher, as the S&P 500 Index’s 32% return greatly outpaced mid-single-digit earnings per share growth. Many themes central to our thinking over the last several years were embraced by the market in 2013, enhancing fund results.

The Institutional Large-Cap Growth Fund returned 27.61% during the past six months and 44.44% over the year, compared with 19.39% and 33.48%, respectively, for the benchmark Russell 1000 Growth Index. The Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds, delivered 22.90% and 35.41% for the same periods. The fund’s strong results relative to the Russell index were primarily driven by strong stock selection performance from several key holdings across various sectors, including consumer discretionary and health care.

Market Environment

The U.S. economy’s persistent improvement despite fiscal restraint and an imminent reduction in the Federal Reserve’s quantitative easing program led investors to conclude that perhaps better times are ahead. As a result, interest rates rose and investors fled the safety of gold and Treasuries in search of riskier investments that could benefit from a stronger, less policy-dependent economy.

The stock market’s gains were remarkably consistent as volatility fell throughout much of the year, reflecting receding risks and increasing confidence. There were only two meaningful pullbacks. The first occurred in May when interest rates spiked after the Fed first discussed “tapering.” The second was in September as anxiety built over acrimonious federal budget negotiations and soft economic data. Many agencies were indeed forced to temporarily furlough employees when Congress failed to enact a budget to fund operations by October 1. However, stocks promptly resumed their ascent after the impasse was resolved. Stock markets continued their run into the end of the year after investors cheered the Fed’s December announcement that it would reduce its monthly asset purchases by only $10 billion starting in January. Many observers had expected a larger first step.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash-flow growth, drives your portfolio’s long-term results. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we have selected a suitable investment candidate, we look for opportunities to establish or increase positions at prices we believe will generate compelling returns. We focus on companies that are on the right side of major and lasting change. Those changes currently include the broadening appeal of e-commerce, the shift of advertising dollars from print and broadcast media to digital and social media, the emergence of software-as-a-service and cloud computing, the advent of a new age in domestic onshore energy production, and meeting clinical needs through medical research and development. We have benefited from the work of talented analysts who helped develop these themes and identified the companies that can thrive as they unfold.

Investment Review

2013 was particularly accommodating to our investment style. We mentioned earlier that growth edged out value. More importantly, investors embraced the more rapidly growing companies within the growth universe that our process tends to favor (such as Google, Amazon.com, Gilead Sciences, and priceline.com—our four largest holdings at year-end). At the same time, investors pivoted away from many of the more mature growth names that populate our benchmark (such as IBM, Coca Cola, and Verizon—three names we don’t hold but which are big constituents of the benchmark). In some cases, the market dramatically rewarded emerging companies despite immature business models and negligible profitability (such as Tesla and Netflix). (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Among our top 15 holdings at year-end, only two—Crown Castle International and Juniper Networks—failed to outperform the overall Russell 1000 Growth Index in 2013. The other 13 delivered stellar results, some surpassing the index by significant margins. Our major winners included some of the fund’s larger positions, including biotech company Gilead Sciences; Internet giants Google, Amazon.com, and priceline.com; as well as Boeing, MasterCard, and McKesson. Smaller positions, such as Netflix and Facebook, also contributed meaningfully to results.

We made substantial changes in our information technology (IT) holdings during 2013 due to the rapidly evolving landscape. While IT remained our largest absolute exposure at year-end, our weighting in the sector has come down, and we are no longer substantially overweight compared with the benchmark. We eliminated TIBCO Software, NUANCE Communications, and EMC in light of challenging enterprise technology fundamentals. We also meaningfully reduced our Apple position and eliminated semiconductor mainstay Broadcom in anticipation of slowing growth in the demand for high-end smartphones.

The fund benefited from relatively heavy exposure to consumer discretionary stocks. Las Vegas Sands, Chipotle Mexican Grill, Starbucks, Tractor Supply Company, and others drove results. Cruise operator Carnival was a significant detractor from results, and we eliminated it from the portfolio.

The health care sector enjoyed strong performance in 2013. Biotech was once again a bright spot where Biogen Idec and Celgene joined Gilead Sciences among several standout performers. Medical device maker Edwards Lifesciences’ domestic transcatheter valve launch fell further behind, leading us to eliminate the stock in the second half of the year.

Outlook

We expect the domestic economy to grow at a reasonable enough pace to support corporate earnings growth in 2014. Consumer confidence, employment, and housing all suggest that the private sector of the economy is headed in the right direction. In addition, this year’s economy will face fewer fiscal headwinds. If Europe is able to emerge from its slumber, earnings could surprise to the upside.

While we are conscious that the current recovery has unfolded slowly, history suggests that slow recoveries are often long recoveries. Slow recoveries are also typical in the wake of debt-driven financial crises like the ones the world endured in 2008 and 2009.

Despite 2013’s dramatic gains, we continue to find domestic growth stocks attractive. Years following top-performing periods tend to deliver above-average returns. Data from years following the 10 best years since the end of World War II show that the average return in the subsequent year was 13%, with only two years incurring a loss.

Some strategists have suggested that stocks will struggle in 2014 as the Federal Reserve winds down its quantitative easing program. We are comfortable that stocks can make progress as long as inflation stays contained, the yield curve remains steep, and interest rates rise only modestly.

It is true that price-to-earnings multiples have expanded. However, the S&P 500’s multiple on current year earnings is 15 times. Historically, that is only an average level. When considered in the context of low inflation, low interest rates, and an improving economy, we would argue that multiples have additional room to rise.

Finally, while fund flows into bond funds reversed in 2013, much of that money has yet to find its way into equities. In fact, we believe many individual and institutional investors are on the sidelines waiting to buy a pullback. We wouldn’t be surprised if they get their chance, given that most years offer at least one substantial retrenchment.

As always, our basic investment strategy relies on our fundamental research and bottom-up stock selection as we attempt to position the fund for the changing environment. We will continue to focus on companies with strong corporate cultures that are positioned to exploit opportunities created by change.

We appreciate your ongoing support.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Joseph B. Fath
Associate portfolio manager

January 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with the associate portfolio manager and other committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free-cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio—current fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio—next fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio—12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Broker’s Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)–current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). Return on equity measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2013

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/13	Value 12/31/12
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ 43	$ 85,784	$ 35,243
Totals			$ 43	$ 85,784	$ 35,243

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 85,784
Dividend income	43
Interest income	-
Investment income	$ 43
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2013
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $6,191,301)	$	9,671,514
Receivable for investment securities sold		174,036
Receivable for shares sold		44,021
Dividends receivable		2,558
Other assets		107
Total assets		9,892,236
Liabilities		
Payable for shares redeemed		163,561
Payable for investment securities purchased		46,641
Investment management fees payable		4,392
Due to affiliates		8
Other liabilities		206
Total liabilities		214,808
NET ASSETS	**$**	**9,677,428**
Net Assets Consist of:		
Undistributed net investment income	$	1,545
Accumulated undistributed net realized gain		43,969
Net unrealized gain		3,480,213
Paid-in capital applicable to 354,982,178 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		6,151,701
NET ASSETS	**$**	**9,677,428**
NET ASSET VALUE PER SHARE	**$**	**27.26**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

Year Ended 12/31/13
Investment Income (Loss)	
Income	
Dividend	$ 47,487
Interest	1
Total income	47,488
Expenses	
Investment management	41,104
Shareholder servicing	8
Prospectus and shareholder reports	286
Custody and accounting	231
Registration	304
Legal and audit	31
Directors	35
Proxy and annual meeting	167
Miscellaneous	36
Total expenses	42,202
Net investment income	5,286
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	490,628
Futures	1,418
Net realized gain	492,046
Change in net unrealized gain / loss on securities	2,322,878
Net realized and unrealized gain / loss	2,814,924
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 2,820,210**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

Year Ended 12/31/13	12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,286	$ 20,903
Net realized gain (loss)	492,046	(76,841)
Change in net unrealized gain (loss)	2,322,878	688,821
Increase in net assets from operations	2,820,210	632,883
Distributions to shareholders		
Net investment income	(3,544)	(20,962)
Capital share transactions*		
Shares sold	2,891,006	3,347,187
Distributions reinvested	2,916	16,493
Shares redeemed	(1,731,314)	(1,479,856)
Increase in net assets from capital share transactions	1,162,608	1,883,824
Net Assets		
Increase during period	3,979,274	2,495,745
Beginning of period	5,698,154	3,202,409
End of period	**$ 9,677,428**	**$ 5,698,154**
Undistributed net investment income	1,545	–
*Share information		
Shares sold	128,898	182,962
Distributions reinvested	109	869
Shares redeemed	(75,872)	(80,687)
Increase in shares outstanding	53,135	103,144

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2013

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $94,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2013, the fund realized $85,863,000 of net gain on $154,534,000 of in-kind redemptions.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2013, the fund accepted $83,747,000 of in-kind subscriptions.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2013, totaled $(315,000) for the year ended December 31, 2013.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2013, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2013, the fund recognized $1,418,000 of gain on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,249,013,000 and $3,127,000,000, respectively, for the year ended December 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, totaled $3,544,000 and $20,962,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2013, the fund utilized $300,166,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $90,000 for Price Associates and $7,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,199,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $5,286,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $5,286,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [157]

President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering (1945) 2001 [157]

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 1996 [157]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [157]

President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company; Senior Advisor, Kohlberg, Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009); Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr. (1952) 2012 [157]

Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn (1943) 2003 [157]

Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride (1956) 2013 [157]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [157]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008); Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008 and 2012 to present)

John G. Schreiber (1946) 2001 [157]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present)

Mark R. Tercek (1957) 2009 [157]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [157]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [105]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ann M. Holcomb, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President

Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014